Exhibit 99.2

                                 LOAN AGREEMENT

        This Loan Agreement ("Agreement") dated as of September 29, 2005, is made and entered into by and between DALLAS CITY BANK ("Lender") whose address is 16980 Dallas Parkway, Suite 110, Dallas, Texas 75248; BHDGI, LTD., a Texas limited partnership ("Borrower") with offices at 5435 Fairways Circle, Dallas, Texas 75252; and BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I, LP, a Texas limited partnership (the "Guarantor").

                                    RECITALS

        Borrower and Guarantor have requested Lender to make a loan to Borrower in the aggregate principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), more fully described in Section 1.1.(11) below (the "Loan"). Lender is willing to make the Loan to Borrower upon the terms and conditions hereinafter set forth.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

        1..1.   DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                (1) "Affiliate" means any Person directly or indirectly controlling, controlled by or under common control with Borrower.

                (2) "Assignment of Rents and Leases" means the Assignment of Rents and Leases executed by Borrower for the benefit of Lender and covering the Property, as the same may be amended, supplemented or modified from time to time.

                (3) "Business Day" means a day when Lender is open for business.

                (4) "Debt" means for any Person: (i) all indebtedness, whether or not represented by bonds, debentures, notes or other evidences of indebtedness, for the repayment of money borrowed; (ii) all indebtedness representing deferred payment of the purchase price of property or assets; (iii) all indebtedness under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes; (iv) all indebtedness under guaranties, endorsements, assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness to others; and (v) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof.

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                (5)     "Deed of Trust" means the Deed of Trust, Security
        Agreement and Assignment of Rents, Leases, Incomes and Agreements executed by Borrower to Robert Wightman, Trustee, for the benefit of Lender and creating a first priority lien against the Property.

                (6) "Environmental Indemnity Agreement" means the Environmental Indemnity Agreement executed by Borrower in connection with the Loan in favor of Lender.

                (7)     "Event of Default" has the meaning specified in Section
        8.1.

                (8) "Guaranty" means the Guaranty Agreements of the Guarantor in favor of Lender, executed by the Guarantor in connection with the Loan, as the same may be amended, supplemented, or modified from time to time.

                (9) "Leases" means all lease agreements now or hereafter covering or affecting any portion of the Property and all amendments, modifications or renewals thereof, all rights, remedies and benefits pertaining thereto.

                (10) "Lien" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Debt or any other obligation, whether arising by agreement, operation of law, or otherwise.

                (11) "Loan" means the loan in the original principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,00.00), to be made by Lender to Borrower pursuant to Article 2.

                (12) "Loan Agreement Rider" means the Loan Agreement Rider executed by Borrower, Guarantor and Lender executed in connection with the Loan, as the same may be amended, supplemented or modified from time to time.

                (13) "Loan Documents" means this Agreement, the Note, the Guaranty, the Deed of Trust, Assignment of Rents and Leases, the Environmental Indemnity Agreement, the Certificate of Partners, the Unanimous Written Consents, the Loan Agreement Rider, and all other promissory notes, pledge agreements, guaranties, deeds of trust, security agreements, affidavits, and other instruments, documents and agreements executed and delivered by Borrower or Guarantor pursuant to or in connection with this Agreement and any future amendments hereto or thereto. All such Loan Documents shall be in form, substance and content in all respects satisfactory to Lender.

                (14) "Note" means the Promissory Note executed by Borrower payable to the order of Lender in the principal amount of the Loan and all extensions, renewals and modifications thereof.

                (15) "Obligated Party" means Borrower and/or the Guarantor, and their successors and assigns.

                (16) "Obligations" means all obligations, indebtedness and liabilities of Borrower to Lender, now existing or hereafter created, acquired or incurred, whether direct, indirect, primary or secondary, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, regardless of whether such present or future indebtedness, obligations and liabilities may, prior to their acquisition by Borrower, be or have been in favor of some other person or have been acquired by Borrower in a transaction with one or

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        more borrowers, together with any and all renewals and extensions of such indebtedness, obligations and liabilities, including, without limitation, the obligations, indebtedness and liabilities of Borrower under this Agreement, the Note and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof, and any renewal, modification and extension thereof.

                (17) "Person" means any individual, joint venture, partnership, corporation, limited partnership, trust, association or any other entity.

                (18) "Property" means the three (3) tracts of real property situated in Collin County, Texas, as more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all buildings, improvements, fixtures and appurtenances to the described properties. The term "Mortgaged Property" as defined in the Deed of Trust shall be included within the term "Property" as used in this Agreement.

                (19) "Unanimous Written Consents" means (i) the Unanimous Written Consent of the Partners of Borrower, executed by all of the general and limited partners of Borrower authorizing the execution and delivery of the Loan Documents by David L. Gray, as Managing Member of Graybird Developers, LLC, the General Partner of Borrower (ii) the Unanimous Written Consent of the Members and Managers of Graybird Developers, LLC, executed by all of the Members and Managers of Graybird Developers, LLC in connection with the Loan, authorizing David L. Gray, as Managing Member of Graybird Developers, LLC, to execute and deliver the Loan Documents on behalf of Graybird Developers, LLC and Borrower; and (iii) the Unanimous Written Consent of the Partners of Behringer Harvard Short-Term Opportunity Fund I, LP, executed by all of the partners of Behringer Harvard Short-Term Opportunity Fund I, LP in connection with the Loan, authorizing Robert Aisner, as President of Harvard Property Trust, LLC, a Delaware limited liability company, the General Partner of Behringer Harvard Advisors II LP, a Texas limited partnership, the General Partner of Behringer Harvard Short-Term Opportunity Fund I, LP, to execute and deliver the Guaranty Agreement on behalf of Behringer Harvard Short-Term Opportunity Fund I, LP.

        1..2.   OTHER DEFINITIONAL PROVISIONS. All definitions contained in this
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all article and section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principals ("GAAP").

                                   ARTICLE 2.
                                      LOAN

        2..1.   LOAN. Subject to the terms and conditions of this Agreement,
Lender agrees to make the Loan to Borrower.

        2..2.   THE NOTE. The obligation of Borrower to repay the Loan shall be evidenced by the Note.

        2..3.   REPAYMENT OF PRINCIPAL AND INTEREST ON NOTE. Borrower shall repay the accrued but unpaid interest and unpaid principal amount of the Loan as more particularly described in the Note.

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        2..4.   USE OF PROCEEDS OF LOAN. The proceeds of the Loan shall be used by Borrower to fund the purchase of the Property and payoff all existing debt on the Property.

        2..5.   SECURITY. To secure the Loan, Borrower shall execute and deliver to Lender the perfected first lien Deed of Trust covering the Property, which Deed of Trust shall convey to Lender the rights, titles, equities and interests as more particularly described therein free and clear of all liens and other encumbrances, except taxes for the current year which are not due or payable and those items shown in the Commitment for Title Insurance delivered to Lender and approved by Lender. Borrower shall also execute and deliver the Assignment of Rents and Leases.

        2..6.   GUARANTY. Guarantor shall guarantee the obligations of Borrower to Lender by executing and delivering to Lender the Guaranty.

        2..7.   SETOFF. Upon the occurrence of an Event of Default, Lender shall have the right to set off and apply against the Obligations in such manner as Lender may determine, without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Borrower. As further security for the Obligations of Borrower, Borrower hereby grants to Lender a security interest in all money, instruments and other property of Borrower now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for the Obligations of Borrower, Borrower hereby grants to Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Borrower. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

                                   ARTICLE 3.
                                    PAYMENTS

        3..1.   METHOD OF PAYMENT. All payments of principal, interest and other amounts to be made by Borrower hereunder shall be made to Lender, at its office at 16980 DALLAS PARKWAY, SUITE 110, DALLAS, TEXAS 75248, ATTENTION: JIM CAMPBELL, in lawful currency of the United States of America and in immediately available funds. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day and interest shall continue to accrue during such extension.

        3..2.   PREPAYMENT. Borrower may prepay the Note in whole or in part at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid. All prepayments shall be applied to principal in the inverse order of its stated maturity.

                                   ARTICLE 4.
                              CONDITIONS PRECEDENT

        4..1.   LOAN. Lender shall not be obligated to disburse all or any portion of the Loan, unless at or prior to the time of the making of such disbursement, the following conditions have been fulfilled:

                a. Borrower and Guarantor shall have performed and complied with all terms and conditions required by this Agreement prior to or at the date of the making of any disbursement and shall have executed and delivered to Lender all documents required by Lender as set forth herein, all in form, substance and content in all respects satisfactory to Lender.

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                b.      Borrower shall have delivered to Lender a Mortgagee
        Policy of Title Insurance issued by First American Insurance Company ("Title Company"), in the amount of the Loan, insuring that the Deed of Trust constitutes a valid and perfected first lien on the Property, subject only to the exceptions approved in writing in advance by Lender.

                c. Borrower shall have delivered to Lender the Unanimous Written Consents duly adopted and approved by all of the general and limited partners of Borrower and by all of the Members and Managers of Graybird Developers, LLC, the sole general partner of Borrower, authorizing David L. Gray to execute and deliver this Agreement and the other Loan Documents and to do all things required of Graybird Developers, LLC and Borrower pursuant to the Loan Documents.

                d. Guarantor shall have delivered to Lender the Unanimous Written Consent of the Partners of Behringer Harvard Short-Term Opportunity Fund I, LP, executed by all of the partners of Behringer Harvard Short-Term Opportunity Fund I, LP in connection with the Loan, authorizing Robert Aisner, as President of Harvard Property Trust, LLC, a Delaware limited liability company, the General Partner of Behringer Harvard Advisors II LP, a Texas limited partnership, the General Partner of Behringer Harvard Short-Term Opportunity Fund I, LP, to execute and deliver the Guaranty Agreement and the other Loan Documents on behalf of Behringer Harvard Short-Term Opportunity Fund I, LP.

                e. Opinion of Guarantor's Counsel, executed by Powell & Coleman, L.L.P. opining as to the due execution, delivery and enforceability of the Loan Documents by Behringer Harvard Short-Term Opportunity Fund I LP.

                f. Borrower shall have delivered to Lender the Note executed by Borrower.

                g. Borrower shall have delivered to Lender the Guaranty executed by the Guarantor.

                h. Borrower shall have delivered to Lender duplicate originals of the Deed of Trust.

                i. Borrower shall have delivered to Lender the Assignment of Rents and Leases executed by Borrower.

                j. Borrower shall have delivered to Lender the Environmental Indemnity Agreement executed by Borrower.

                k. Borrower shall have delivered to Lender the Certificate of Partners executed by all of the general and limited partners of Borrower.

                l. Borrower shall have delivered to Lender the Loan Agreement Rider executed by Borrower and Guarantor.

                m. Lender shall have obtained a release of all liens, if any, on the Property and evidence that all other items reflected under Schedule C of the Commitment for Title Insurance issued by the Title Company have been satisfied.

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                n.      Borrower shall have delivered to Lender a general public
        liability and umbrella policy, all issued by a carrier acceptable to Lender in such amounts as Lender may require, with Lender listed as the insured and loss payee thereunder.

                o. Borrower and Guarantor shall have delivered to Lender such additional documents, releases, instruments, agreements and information as Lender may request.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES

        To induce Lender to enter into this Agreement, Borrower and Guarantor represent and warrant, each on its own behalf only, to Lender that:

        5..1.   FINANCIAL STATEMENTS. The financial statements, income tax returns and information of Borrower and Guarantor delivered to Lender in connection with the Loan are true and correct in all material respects to the best of their knowledge, and fairly present the financial condition of Borrower and Guarantor as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Since the delivery of such financial statements there has been no material adverse change in the financial condition or operations of Borrower and/or the Guarantor. Borrower and Guarantor have good and indefeasible title, free and clear of all liens, encumbrances, security interests and adverse claims, to the property and assets reflected in such financial statements, except as set forth therein.

        5..2.   DEFAULT. Borrower and Guarantor are not now in default in the payment of any of their material obligations, and there exists no event, condition or act which constitutes an Event of Default and no condition, event, or act which with notice or lapse of time would constitute such Event of Default.

        5..3. LITIGATION AND JUDGMENTS. There is no action, suit or proceeding before any court, governmental authority or arbitrator pending, or to the knowledge of Borrower or Guarantor, threatened against or affecting Borrower or Guarantor that would, if adversely determined, have a material adverse effect on the financial condition or operations of Borrower or Guarantor or the ability of Borrower or Guarantor to pay and perform the Obligations. There are no outstanding judgments against Borrower or Guarantor.

        5..4.   ENFORCEABILITY. This Agreement constitutes, and the other Loan
Documents to which Borrower and Guarantor are parties, when delivered, shall constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

        5..5.   APPROVALS. No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is or will be necessary for the execution, delivery or performance by Borrower or Guarantor of this Agreement and the other Loan Documents to which Borrower and Guarantor are or may become a party or the validity or enforceability thereof.

        5..6.   COMPLIANCE WITH LAW. To the best of their knowledge, Borrower and Guarantor are in compliance with all laws, including without limitation environmental laws, rules, regulations, orders and decrees which are applicable to Borrower or Guarantor or any of their respective properties, including without limitation the Property.

        5..7.   NO ADVERSE CLAIMS. Borrower has or will acquire upon funding of the Loan good and indefeasible title to the Property, free and clear of any Lien or adverse claim except the Lien created to secure the Loan.

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        5..8.   ORGANIZATION. Borrower is duly organized, existing and in good standing under the laws of the State of Texas and has the power and authority to carry on the business in which it is engaged and/or proposes to engage.

        5..9.   POWER. Borrower and Guarantor have the power and authority to enter into this Agreement and to execute the documents required by this Agreement.

        5..10. AUTHORIZATION. This Agreement and all things required by this Agreement have been duly authorized by all requisite action of the partners of Borrower and the members of Graybird Developers, LLC. The execution, performance and delivery of this Agreement, and all other agreements and instruments required by Lender in connection with the Loan, are not in contravention of any of the terms of any indenture, agreement or undertaking to which Borrower or Guarantor are a party or by which they or any of their property are bound or affected.

        5..11. LEASES. There are no leases of any kind currently affecting the Property or any portion thereof.

                                   ARTICLE 6.
                              AFFIRMATIVE COVENANTS

        Borrower and Guarantor, each on its own behalf only, covenants and agrees that, as long as the Obligations or any part thereof are outstanding, Borrower and Guarantor will perform and observe the following positive covenants, unless Lender shall otherwise consent in writing:

        6..1.   FINANCIAL STATEMENTS OF BORROWER. Borrower will furnish to
Lender:

                a.      As soon as available, and in any event within thirty
        (30) days of filing same with the Internal Revenue Service each year, a true and correct copy of the annual federal income tax return of Borrower and Guarantor for the immediately preceding year, signed by Borrower, and filed with the Internal Revenue Service.

                b.      As soon as available, and in any event within forty-five
        (45) days after the end of each calendar quarter, beginning with the next ensuing calendar quarter after the date of this Agreement, a copy of a current financial report of Borrower for such calendar quarter and cumulative for the portion of the calendar year completed, containing balance sheets, statements of income, statements of partners' equity and statements of change in financial position as of the end of such fiscal year and for the period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and certified as true and correct by the chief financial officer of Borrower, prepared in accordance with GAAP.

                c. As soon as available, and in any event within one hundred twenty (120) days after the end of each calendar year, beginning January 1, 2006, a copy of the annual financial report of Borrower for such calendar year containing balance sheets, statements of income, statements of partners' equity and statements of change in financial position as of the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and certified as true and correct by the chief financial officer of Borrower, prepared in accordance with GAAP.

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                d.      On or before January 31 of each year, evidence that all
        ad valorem taxes or other assessments due and owing against the Property have been paid in full.

                e. Promptly, such additional financial information concerning Borrower as Lender may request.

        6..2.   FINANCIAL STATEMENTS OF GUARANTOR. Lender acknowledges that since Guarantor is a pubic entity, Guarantor's financial information is available on-line via the internet at any time. Guarantor agrees that Lender may access and retrieve any such financial information concerning Guarantor at any time. Nevertheless, Guarantor agrees that if (i) such financial information of Guarantor ceases to be available or is not accessible via the internet, or (ii) the information Lender seeks is not available via public access means, Guarantor will promptly furnish such financial information of Guarantor upon written request of Lender (which include the same financial information required of Borrower as set forth above).

        6..3.   PERFORMANCE OF OBLIGATIONS. Borrower will duly and punctually pay and perform the Obligations, including without limitation, its obligations, covenants, agreements and liabilities under this Agreement, the Note, the Deed of Trust and the other Loan Documents.

        6..4.   PAYMENT OF TAXES AND CLAIMS. Borrower and Guarantor will pay or discharge at or before maturity or before becoming delinquent (i) all taxes, levies, assessments and governmental charges imposed on them or any of their property, and (ii) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of their property; provided, however, that neither Borrower nor Guarantor shall be required to pay or discharge any tax, levy, assessment or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

        6..5.   COMPLIANCE WITH LAWS. Borrower and Guarantor will comply with all applicable laws, rules, regulations and orders of any court, governmental authority or arbitrator.

        6..6.   NOTICES. Borrower will promptly notify Lender in writing of (i)
the occurrence of an Event of Default, or of any event that with notice or lapse of time, or both, would be an Event of Default, (ii) the commencement of any action, suit or proceeding against Borrower or any Guarantor that might have an adverse effect on the business, financial condition of Borrower or Guarantor and
(iii) any other matter that might have an adverse effect on the business, financial condition of Borrower or Guarantor.

        6..7.   FURTHER ASSURANCES. Borrower and Guarantor will execute and deliver such further instruments as may be deemed necessary or desirable by Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Lien of Lender in the Property.

        6..8.   APPRAISAL. Borrower and Guarantor agree that if at any time
Lender reasonably believes the value of the Property has declined, or if for any reason an updated appraisal is required to comply with any banking regulation or other law, Lender may request that an updated appraisal be conducted upon the Property by a qualified appraisal company of Lender's choosing. The cost of such appraisal shall be borne by Borrower. Lender may in its sole discretion and without any obligation whatsoever, advance funds necessary to pay for the appraisal and such advances shall become part of the Obligations and secured by the Deed of Trust and the other Loan Documents and such advance shall bear interest at the Maximum Rate (herein defined). Borrower agrees to reimburse Lender for any funds so advanced within ten (10) days of written request by Lender.

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        6..9.   RECORDS. Borrower will keep and maintain full and accurate accounts and records of its operations according to general accounting principles consistently applied and will permit Lender to have access thereto, to make examination thereof and to make audits during regular business hours.

        6..10. EXECUTION OF OTHER DOCUMENTS. Borrower will promptly, upon demand by Lender, execute all such additional agreements, contracts, indentures, documents and instruments in connection with this Agreement as Lender, in its sole discretion, may reasonably consider necessary.

        6..11. LITIGATION AND ATTORNEY'S FEES. Borrower will pay promptly to Lender without demand, reasonable attorney's fees, including, but not limited to, the reasonable estimate of the allocated costs and expenses of legal counsel and all costs and other expenses paid or incurred by Lender in collecting or compromising the Loan or in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement or any other agreement or instrument required by Lender in connection with the Loan, whether or not suit is filed.

        6..12. MAINTENANCE OF EXISTENCE. Borrower will maintain and preserve its existence and assets and all rights, franchises and other authority necessary for the conduct of its business and will maintain and preserve its property, equipment and facilities in good order, condition and repair. Lender may, at reasonable times, visit and inspect any of the properties of Borrower.

        6..13. REPORTS. Borrower will furnish to Lender, as soon as possible and in any event within fifteen (15) days after Borrower knows or has reason to know that any event or condition described in Section 8.1. herein has occurred, a statement of the managing general partner of Borrower describing such event or condition and the action, if any, which Borrower proposes to take with respect thereto.

        6..14. ENVIRONMENTAL CONDITION REPORTS. Borrower will give prompt written notice to Lender of any governmental or regulatory action, of any claim for damage or injury made or threatened and of Borrower's discovery of any occurrence or condition on the Property or adjoining lands, which does or could cause the presence of any hazardous materials or environmental condition to exist on the Property which contravene the standards of any governmental or administrative environmental protective law or regulations.

        6..15. INSURANCE. Borrower will obtain and maintain general public liability and umbrella coverage insurance policies and such other insurance policies as may be specified by Lender, upon and relating to the Property, all in such amounts and with such insurance carriers as may be specified by Lender from time to time, and in accordance with the terms and provisions of the Deed of Trust.

                                   ARTICLE 7.
                         NEGATIVE COVENANTS OF BORROWER

        Borrower covenants and agrees that from the date hereof until all sums which are payable pursuant to this Agreement or the other Loan Documents, have been paid in full, unless Lender waives compliance in writing, that Borrower will not:

        7..1. ENCUMBRANCES AND LIENS. Create, assume or suffer to exist, any mortgage, pledge, security interest, encumbrance or Lien (other than for taxes not delinquent and for taxes and other items being contested in good faith) on the Property of any kind, except for the Liens held by Lender.

        7..2.   DISSOLUTION OR CHANGE OF OWNERSHIP. (a) Borrower shall not dissolve or liquidate, or merge with or be consolidated into any other entity, or attempt to do any of the same,without the prior written consent of Lender;
and (b) Borrower shall not allow, consent or permit any partner of Borrower to sell, assign,
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transfer, convey, pledge, mortgage, encumber or grant a security interest in any of the partnership interests in Borrower, without the prior written consent of Lender.

                                   ARTICLE 8.
                                     DEFAULT

        8..1.   EVENT OF DEFAULT. Each of the following shall be deemed an
"Event of Default":

                a. Borrower shall fail to pay when due or demanded the Obligations of Borrower or any part thereof and such failure to pay is not cured within five (5) days after written notice of same has been sent to Borrower.

                b. Any representation or warranty made or deemed made by any Obligated Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

                c. Any Obligated Party shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement, the Note, the Deed of Trust or any other Loan Document (other than the failure to pay the Obligations or any portion thereof covered by Section 8..1a above) and such failure to perform, observe or comply is not fully cured within thirty (30) days after written notice of same is sent to Borrower.

                d. Any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in such a proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                e. Any involuntary proceeding shall be commenced against any Obligated Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty
        (30) days.

                f. Borrower shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration or similar proceeding against any of its assets or properties.

                g. Borrower shall fail to satisfy and discharge any judgment against it within fifteen (15) days after the judgment becomes final.

                h. Borrower shall default in the payment of any of its Debt in excess of $50,000.00 beyond any applicable grace period, or shall default in the performance of any other material agreement binding upon it or its property.

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

                i. Guarantor shall default in the payment of any of its Debt which has an outstanding principal balance in excess of $500,000.00 beyond any applicable grace period, or shall default in the performance of any other agreement binding upon it or its property relating to a Debt of Guarantor in excess of $500,000.00.

                j. If Borrower shall dissolve or liquidate, or merge with or be consolidated into any other entity, or shall attempt to do any of the same or if any partner of Borrower shall sell, assign, transfer, convey, pledge, mortgage, encumber or grant a security interest in all or a portion of its partnership interests in Borrower.

                k. The sale, encumbrance or other unauthorized transfer of the Property without Lender's prior written consent.

                l. The occurrence of any "Event of Default" as that term is defined in the Deed of Trust or any other Loan Document.

        8..2.   REMEDIES UPON DEFAULT. Upon the occurrence of an Event of
Default, Lender may without notice declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, or protest, which are hereby expressly waived. Upon the occurrence of any Event of Default, Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents or otherwise, including, without limitation, Lender's rights to setoff against any accounts or deposits with Lender or any affiliate of Lender, and foreclosure of its Deed of Trust lien against the Property.

                                   ARTICLE 9.
                                  MISCELLANEOUS

        9..1.   EXPENSES OF LENDER. Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents and any and all amendments, modifications and supplements thereto and the closing of the Loan, including, without limitation, the reasonable costs and fees of Lender's legal counsel, appraisal fees, mortgagee's policy of title insurance and endorsement premiums, survey costs, environmental engineer fees, closing costs, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under this Agreement or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel. Borrower agrees Lender may pay these costs with the proceeds of Loan, at its sole discretion.

        9..2.   WAIVER OF JURY TRIAL. IN THE EVENT LITIGATION SHOULD ARISE OUT
OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE LOAN DOCUMENTS OR ANY OTHER MATTER RELATED THERETO WHATSOEVER OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OR INACTIONS BY LENDER, IT IS HEREBY STIPULATED AND AGREED BY BORROWER AND GUARANTOR THAT THEY SHALL WAIVE AND DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHTS TO DEMAND A TRIAL OF ANY SUCH MATTER BY OR BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO COMMIT TO MAKE THE LOAN.

        9..3. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or

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

privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

        9..4.   SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of Lender, Borrower, Guarantor and their respective successors and assigns, except that Borrower and Guarantor may not, except as expressly provided herein, assign or transfer any of their rights or obligations under this Agreement without the prior written consent of Lender.

        9..5.   ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other Loan
Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The provisions of this Agreement and the other Loan Documents to which Borrower and Guarantor are a party may be amended or waived only by an instrument in writing signed by the parties thereto.

        9..6.   MAXIMUM INTEREST RATE. No provision of this Agreement or the
Note or any other Loan Document shall require the payment or the collection of interest or fees in excess of the maximum permitted by applicable law (the "Maximum Rate"). If any excess of interest or fee in such respect is hereby provided for, or shall be adjudicated to be so provided, in this Agreement, the Note or the other Loan Documents, or otherwise in connection with this loan transaction, the provisions of this Section 9.6. shall govern and prevail and neither Borrower nor the sureties, guarantors, successors or assigns of Borrower shall be obligated to pay the excess amount of such interest or fee or any other excess sum paid for use, forbearance or detention of sums loaned pursuant hereto. In the event Lender ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrower.

        9..7.   NOTICES. Any notice, consent or other communication required or permitted to be given under any of the Loan Documents to Lender, Borrower or Guarantor must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

        To Borrower:       BHDGI, Ltd.., a Texas limited partnership
                           Attention: David L. Gray
                           5435 Fairways Circle
                           Dallas, Texas 75252

        To Guarantor:      Behringer Harvard Short-Term Opportunity Fund I, LP
                           Attn: Robert Aisner
                           15601 Dallas Parkway, Suite 600
                           Addison, Texas 75001

        To Lender:         Dallas City Bank
                           Attention: Jim Campbell
                           16980 Dallas Parkway, Suite 110
                           Dallas, Texas 75248

or such other address as shall be set forth in a notice from the appropriate party given in compliance with this Section 9.7. Any such notice, consent or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the United States mail.

        9..8.   APPLICABLE LAW. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN
DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN

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

THE CITY OF DALLAS, DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        9..9.   ADDITIONAL REMEDIES. The rights, powers and remedies given to
Lender hereunder and under the other Loan Documents shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Lender by law or in equity against Borrower or any other Person, including, but not limited to, Lender's rights of setoff.

        9..10. RELIEF FROM AUTOMATIC STAY. AS A MATERIAL INDUCEMENT AND AS FURTHER CONSIDERATION TO INDUCE LENDER TO MAKE THE LOAN, BORROWER AND GUARANTOR HEREBY STIPULATE, AGREE, CONSENT TO AND ACKNOWLEDGE THAT IN THE EVENT THAT A PROCEEDING UNDER TITLE 11 OF THE U.S. CODE IS COMMENCED, EITHER VOLUNTARY OR INVOLUNTARY, BY OR AGAINST BORROWER OR GUARANTOR, LENDER IS ENTITLED TO IMMEDIATE RELIEF FROM ANY AUTOMATIC STAY IMPOSED UNDER SECTION 362 OF TITLE 11 OF THE U.S. CODE, AS AMENDED, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER, WITHOUT REQUIRING LENDER TO FILE A MOTION FOR RELIEF FROM THE AUTOMATIC STAY. IN ADDITION TO THE FOREGOING, BORROWER AND GUARANTOR FURTHER STIPULATE, AGREE AND ACKNOWLEDGE THAT NEITHER BORROWER NOR GUARANTOR WILL OPPOSE OR OBJECT TO LENDER'S MOTION FOR RELIEF FROM ANY AUTOMATIC STAY OR ANY VALUATION OF THE PROPERTY SUBJECT TO THE AUTOMATIC STAY CONDUCTED BY LENDER.

        9..11. NONWAIVER. Any forbearance or failure or delay by Lender in exercising any right, power or remedy hereunder or in any of the other Loan Documents shall not be deemed a waiver thereof and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No waiver shall be effective unless it is in writing and signed by an officer of Lender.

        9..12.  JURISDICTION, SERVICE OF PROCESS.

                a. ANY SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR GUARANTOR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF ANY THEREOF MAY BE BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AS LENDER (IN ITS SOLE DISCRETION) MAY ELECT, AND BORROWER AND GUARANTOR HEREBY ACCEPT THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING.

                b. IN ADDITION, BORROWER AND GUARANTOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS BROUGHT IN THE STATE OF TEXAS, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE DISTRICT COURTS IN DALLAS COUNTY, TEXAS THAT MAY HAVE BEEN BROUGHT IN THE INCONVENIENT FORUM. SHOULD ANY SUCH SUIT, ACTION OR PROCEEDING BE PENDING IN MORE THAN ONE FORUM, LENDER'S CHOICE OF FORUM SHALL BE CONCLUSIVE.

        9..13. SEVERABILITY. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

        9..14. TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part thereof.

        9..15. INTEGRATION CLAUSE. Except for documents and instruments specifically referenced herein, this Agreement constitutes the entire agreement between Lender and Borrower regarding the Loan and all prior communications, verbal or written, between Borrower and Lender shall be of no further effect or evidentiary value.

        9..16. CONSTRUCTION. The paragraph headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        9..17. AMENDMENTS. This Agreement may be amended only in written form and signed by all parties hereto.

        9..18. DOCUMENTATION. All documentation evidencing or pertaining to the Loan shall be on Lender's standard forms or in form and content in all respects acceptable to Lender.

        9..19. CONTROLLING INTERPRETATION. The other Loan Documents delivered pursuant to or in connection with this Agreement shall supplement and be in addition to the terms and provisions of this Agreement. If an inconsistency of provisions should exist between any of the Loan Documents, the interpretation of such provision most favorable to Lender shall control, determined by Lender in its sole discretion.

        In Witness Whereof, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   BORROWER:
                                   BHDGI, Ltd., a Texas limited partnership
                                   By: Graybird Developers, LLC, a Texas limited liability company and its sole General Partner


                                       By: __________________________________
                                              David L. Gray, Manager

                                   GUARANTOR:
                                   Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership
                                   By: Behringer Harvard Advisors II LP, a Texas limited partnership, its General Partner
                                   By: Harvard Property Trust, LLC, a Delaware
                                   limited liability  company,  its General
                                   Partner


                                        By:__________________________________
                                             Robert Aisner, President


                                   LENDER:
                                   Dallas City Bank


                                   By:_____________________________________
                                        (Signature)

                                   ________________________________________
                                        (Printed Name and Title)


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